U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 31, 2006
Commission File No. 333-128127
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

State of Organization Michigan	IRS Employer Identification 20-1132959
33583 Woodward Avenue
Birmingham, Michigan 48009
Registrant’s telephone number: 248-593-6455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE.
     On July 25, 2006, Birmingham Bloomfield Bancshares, Inc., Birmingham, Michigan (the “Company”) completed the first phase of its initial public offering of its common stock. A copy of the Company’s press release announcing the completion of the offering and the opening of its banking subsidiary, Bank of Birmingham, is attached as Exhibit 99.1 to this Current Report.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits. The following exhibit is filed herewith:
99.1	Press release, dated July 31, 2006, titled “Birmingham Bloomfield Bancshares Completes First Phase of Initial Public Offering”.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birmingham Bloomfield Bancshares, Inc.
July 31, 2006	By:	/s/ Robert Farr
Robert Farr
President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated July 31, 2006, titled “Birmingham Bloomfield Bancshares Completes First Phase of Initial Public Offering”.